Execution Version

FIRST AMENDMENT AND INCREMENTAL COMMITMENT AGREEMENT

THIS FIRST AMENDMENT AND INCREMENTAL COMMITMENT AGREEMENT (this “Amendment”) dated as of September 18, 2015, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “AMID Borrower”), BLACKWATER INVESTMENTS, INC., a Delaware corporation (the “Blackwater Borrower” and together with the AMID Borrower, the “Borrowers”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Existing Lenders”), and the other several banks and other financial institutions signatories hereto (the “New Lenders”).
R E C I T A L S
A.    The Borrowers, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement dated as of September 5, 2014 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrowers.
B.    The Credit Agreement provides in Section 2.13(a) thereof that the Borrowers may increase the Aggregate Commitments by adding, subject to the prior written consent of the Administrative Agent and each L/C Issuer (each such consent not to be unreasonably withheld), to the Credit Agreement one or more Eligible Assignees as Lenders under the Credit Agreement or by allowing one or more Existing Lenders to increase their respective Commitments (each such Lender, an “Increasing Lender” and together with the New Lenders, the “Incremental Lenders”), in each case, by delivering to the Administrative Agent an incremental commitment agreement executed by the Borrowers, the Administrative Agent, any New Lenders and any Existing Lenders agreeing to increase their Commitments.
C.    American Midstream Delta House, LLC (the “Delta House Buyer”), a newly formed direct wholly-owned subsidiary of the AMID Borrower, as buyer, and Toga Offshore, LLC (the “Seller”), as seller, have entered into a Purchase and Sale Agreement (the “Delta House PSA”) dated as of August 10, 2015 pursuant to which the Delta House Buyer has agreed to purchase 26.33% of the Equity Interests in Pinto Offshore Holdings, LLC, a Delaware limited liability company (the “Delta House Sub”) which upon the consummation of the transactions described in the Delta House PSA will indirectly hold a 49% ownership interest in the semi-submersible floating production system and associated oil and gas lateral facilities and other assets associated therewith located in the Gulf of Mexico and known as Delta House (such acquisition, the “Acquisition”).
D.    In connection with the Acquisition, the Borrowers have requested that the Credit Agreement be amended to permit the Acquisition and to make certain other changes as more fully described herein.

E.     Each of the undersigned New Lenders now desires to become a party to the Credit Agreement and each of the undersigned Existing Lenders which is an Increasing Lender desires to increase its Commitment under the Credit Agreement as specified on Schedule 1 attached hereto.
F.    The Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 1.    Incremental Commitments.
1.1    Each Incremental Lender that is an Existing Lender hereby agrees that (i) its Commitment will be increased by the amount of its Incremental Commitment set forth on Schedule 1 attached hereto effective as of the First Amendment Effective Date, (ii) after giving effect to such increase, its total Commitments will be the amount of its “Commitment” set forth on Schedule 1 attached hereto, (iii) it shall continue to be a Lender under the Credit Agreement and (iv) this Amendment constitutes the incremental commitment agreement for such Lender required by Section 2.13 of the Credit Agreement.
1.2    Each Incremental Lender that is a New Lender hereby agrees (i) to become a Lender under the Credit Agreement effective as of the First Amendment Effective Date with a Commitment equal to its “Commitment” set forth on Schedule 1 attached hereto, (ii) that it shall be a party in all respects to, and bound as a Lender in all respects by, the Credit Agreement and the other Loan Documents, (iii) this Amendment constitutes the incremental commitment agreement for such Lender required by Section 2.13 of the Credit Agreement and (iv) that delivered to the Administrative Agent (and, if applicable, the Borrower Representative) herewith are (A) all such documents as required to be delivered by such Incremental Lender pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by such Incremental Lender, and (B) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by such Incremental Lender.
1.3    On the First Amendment Effective Date, (i) each of the Existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the Existing Lenders, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on such date that will result in, after giving effect to all such assignments and purchases, each Existing Lender and each Incremental Lender holding its pro rata share of the outstanding Loans and participations in Letters of Credit after giving effect to the addition of the Incremental Commitments hereby; (ii) each Incremental Commitment shall be deemed, for all purposes, a Commitment and each loan made thereunder shall be deemed, for all purposes, a Loan and have the same terms as any existing Loan and (iii) each Incremental Lender shall constitute a Lender with respect to its Incremental Commitment and all matters relating thereto.
1.4    Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
1.5    Notwithstanding the limitation set forth in Section 2.13(a) of the Credit Agreement, each Existing Lender party hereto hereby acknowledges and agrees that the aggregate Incremental Commitments to become effective as of the First Amendment Effective Date will exceed $200,000,000 and consents to the aggregate Incremental Commitments set forth on Schedule 1 attached hereto.
Section 2.    Amendments to Credit Agreement as of the First Amendment Effective Date. The Credit Agreement is amended, as of the First Amendment Effective Date (as defined below), as follows:
2.1    Amendment to Cover Page.    The cover page of the Credit Agreement is hereby amended by (i) deleting the words “BBVA COMPASS,” and “COMERICA BANK and” and (ii) inserting the words “NATIXIS, NEW YORK BRANCH, ABN AMRO CAPITAL USA LLC, SANTANDER BANK, N.A. and BNP PARIBAS” immediately after the words “SUNTRUST BANK.”
2.2    Amendments to Section 1.01 (Defined Terms).
(a)    The definition of “Aggregate Commitments” is hereby amended and restated in its entirety as follows:
“Aggregate Commitments” means the Commitments of all the Lenders. The Aggregate Commitments as of the First Amendment Effective Date are $750,000,000.
(b)    The definition of “Agreement” is hereby amended by (i) adding the words “, as amended by the First Amendment” after the words “this Amended and Restated Credit Agreement” and (ii) by adding the word “further” after the word “as” in the parenthetical therein.

(c)    The definition of “Blackwater Sublimit” is hereby amended and restated in its entirety as follows:
“Blackwater Sublimit” means $30,000,000, as modified from time to time pursuant to Section 2.05.”
(d)    The definition of “Co-Documentation Agent” is hereby amended and restated as follows:
“Co-Documentation Agent” means each of Capital One National Association, Citibank, N.A., SunTrust Bank, Natixis, New York Branch, ABN AMRO Capital USA LLC, Santander Bank, N.A. and BNP Paribas in its capacity as co-documentation agent under any of the Loan Documents, or any successor documentation agent.
(e)    The definition of “Consolidated EBITDA” is hereby amended by (i) inserting the words “, except with respect to the acquisition contemplated by the Delta House PSA which shall instead be subject to the penultimate sentence hereof,” after the first occurrence of the words “provided that” therein and (ii) adding the following sentence immediately before the last sentence thereof:
With respect to each period of four fiscal quarters ending on each of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, notwithstanding anything else herein to the contrary, Consolidated EBITDA in respect of Delta House Buyer shall be deemed to be (a) with respect to each period of four fiscal quarters ending on each of June 30, 2015 and September 30, 3015, $37,300,000, (b) with respect to the period of four fiscal quarters ending December 31, 2015, the aggregate amount of cash distributions received by Delta House Buyer from Delta House Sub and attributable to Delta House during the most recently ended fiscal quarter multiplied by four, (c) with respect to the period of four fiscal quarters ending March 31, 2016, the aggregate amount of cash distributions received by Delta House Buyer from Delta House Sub and attributable to Delta House during the two most recently ended fiscal quarters multiplied by two, and (d) with respect to the period of four fiscal quarters ending June 30, 2016, the aggregate amount of cash distributions received by Delta House Buyer from Delta House Sub and attributable to Delta House during the three most recently ended fiscal quarters multiplied by 4/3.
(f)    The definition of “Consolidated Net Income” is hereby amended by amending and restating clause (d) thereof as follows:
(d) any income (or loss) of any Person if such Person is not a Subsidiary, except that Parent’s equity in the net income of any such Person (including but not limited to DCP MPOG and, for so long as it is a non-wholly owned subsidiary of Parent, EnerTrade) shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person to Parent or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to Parent as described in clause (c) of this proviso)
(g)    The definition of “Consolidated Total Indebtedness” is hereby amended and restated in its entirety as follows:
“Consolidated Total Indebtedness” means, as of any date of determination, an amount equal to the sum of all Indebtedness of Parent and its Subsidiaries (on a consolidated basis); provided, that Consolidated Total Indebtedness shall not include (a) the Convertible Preferred Units or (b) the Transmission Bonds and other unsecured surety bonds contemplated by Section 7.03(m) to the extent undrawn.
(h)    The definition of “Specified Acquisition” is hereby amended and restated in its entirety as follows:
“Specified Acquisition” means each of (a) a Permitted Acquisition for consideration in excess of $50,000,000 and (b) the acquisition contemplated by the Delta House PSA.
(i)    The definition of “Subsidiary” is hereby amended by amending and restating the clause following the words “provided, however,” in its entirety as follows:
DCP MPOG and, for so long as it is a non-wholly owned subsidiary of Parent, EnerTrade shall each be deemed not to be a Subsidiary for purposes of this Agreement and the other Loan Documents.
(j)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“Delta House” means the semi-submersible floating production system and associated oil and gas lateral facilities and other assets associated therewith located in the Gulf of Mexico and known as Delta House.
“Delta House Buyer” means the direct wholly-owned Subsidiary of AMID Borrower formed to hold the interests in Delta House Sub acquired pursuant to the Delta House PSA.
“Delta House PSA” means that certain Purchase and Sale Agreement in respect of Delta House Sub and associated assets, dated as of August 10, 2015 by and among Delta House Buyer, as buyer, and Toga Offshore, LLC, a Delaware limited liability company, as seller.

“Delta House Sub” means Pinto Offshore Holdings, LLC, a Delaware limited liability company which, as of the First Amendment Effective Date, indirectly holds a 49% ownership interest in Delta House.
“EnerTrade” means American Midstream EnerTrade, LLC, a Delaware limited liability company.
“First Amendment” means the First Amendment and Incremental Commitment Agreement, dated as of September 18, 2015, by and among the Parent, the Borrowers, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” has the meaning specified in the First Amendment.
2.3    Amendment to Section 2.13 (Increase in Commitments). Section 2.13 is hereby amended by (a) inserting the words “after the First Amendment Effective Date” immediately after the words “from time to time” in clause (a) thereof and (b) replacing the number “$200,000,000” in clause (a) thereof with the number “$150,000,000.”
2.4    Amendments to Section 7.02 (Investments).
(a)    Section 7.02 is hereby amended by replacing subsection (c) thereof with the following new subsection (c):
(c)    Investments of (i) Parent in the AMID Borrower and Finance Co (subject to the limitations on the activities of Finance Co set forth in the definition thereof), (ii) either of the Borrowers in any wholly-owned Subsidiary that is a Guarantor, and (iii) any wholly-owned Subsidiary that is a Guarantor in either of the Borrowers or in another wholly-owned Subsidiary that is a Guarantor; provided, however, that clauses (ii) and (iii) shall not permit Investments in Burns Point Sub, Republic or Delta House Buyer, it being understood that Investments in Burns Point Sub may only be made pursuant to and to the extent permitted by Section 7.02(j), Investments in Republic may only be made pursuant to and to the extent permitted by Section 7.02(m) and Investments in Delta House Buyer may only be made pursuant to and to the extent permitted by Section 7.02(n).
(b)    Section 7.02 is hereby amended by (i) deleting the word “and” at the end of subsection (l) thereof, (ii) deleting the period at the end of subsection (m) thereof and replacing it with “;” and (iii) inserting the following new subsections (n) and (o) at the end thereof as follows:
(n)    Investments made in connection with the acquisition contemplated by the Delta House PSA; and

(o)    Investments in EnerTrade in an aggregate amount at any time outstanding not to exceed $25,000,000; provided that no Default or Event of Default shall have occurred and be continuing or shall result from the making of such Investment.
2.5    Amendments to Section 7.03 (Indebtedness).
(a)    Section 7.03 is hereby amended by replacing subsection (m) thereof with the following new subsection (m):
(m)    Indebtedness in respect of (i) the Transmission Bond, not to exceed $15,000,000 at any time outstanding and (ii) any other unsecured additional or replacement bonds required to be posted by the Bureau of Ocean Energy Management.
(b)    Section 7.03 is hereby amended by replacing subsection (o) thereof with the following new subsection (o):
(o)    Guarantees of Indebtedness of joint ventures to the extent permitted under Section 7.02(i), Section 7.02(j), Section 7.02(m), or Section 7.02(o).
2.6    Amendment to Schedules to Credit Agreement. Schedule 2.01 is hereby replaced in its entirety with Schedule 2.01 attached hereto.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
3.1    Amendment Counterparts. The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the Issuing Banks, the Required Lenders, the Incremental Lenders, Parent and the Borrowers.
3.2    Corporate Documents. The Administrative Agent shall have received with respect to the Borrowers and each other Loan Party (including the Joinder Parties (defined below)): (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary, Assistant Secretary or a Responsible Officer of each Loan Party or General Partner dated the First Amendment Effective Date and certifying (1) that attached thereto are true and correct copies of the organizational documents of such Loan Party or, if applicable, that there have been no changes to the organizational documents thereof from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Amendment and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or such Responsible Officer executing the certificate pursuant to clause (B) above.
3.3    Security Documents. The Collateral Agent shall have received (a) from Delta House Buyer, American Midstream Mesquite, LLC, a Delaware limited liability company (“Mesquite”), and American Midstream Transtar Gas Processing, LLC, a Delaware limited liability company (“Transtar”; and together with the Delta House Buyer and Mesquite, collectively, the “Joinder Parties”) an executed counterpart of the Guaranty and Collateral Agreement or a joinder thereto in form and substance satisfactory to the Collateral Agent; (b) with respect to the Joinder Parties, (i) all necessary financing statements, (ii) all judgment, tax and lien searches reasonably requested by the Collateral Agent and (iii) all duly completed UCC-3 termination statements requested by the Collateral Agent with respect to any Liens reflected in such search results that are not permitted by the Credit Agreement; (c) such supplements or amendments to the Security Documents and/or other deliverables as the Collateral Agent shall reasonably request in order for each applicable Loan Party to grant to the Collateral Agent for the benefit of the Secured Parties a first priority Lien of record on all of the Equity Interests in the Joinder Parties that constitute Collateral owned by such Loan Party, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Collateral Agent; and (d) a reaffirmation agreement in form and substance satisfactory to the Collateral Agent, executed and delivered by each of the Loan Parties (other than the Joinder Parties) with respect to its obligations and the Liens granted by it under the Security Documents.
3.4    Flood Certifications.    The Collateral Agent shall have received, (i) an updated Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each improved property subject to a Mortgage, which flood hazard certification shall (A) be addressed to the Collateral Agent, (B) be completed by a company which has guaranteed the accuracy of the information contained therein, (C) otherwise comply with the National Flood Insurance Program, and (D) describe whether the community in which such property is located participates in the National Flood Insurance Program; and (ii) if any flood hazard certification states that such property is located in a flood zone, the applicable Loan Party’s written acknowledgement of receipt of written notification from the Administrative Agent (A) as to the existence of such property, and (B) as to whether the community in which such property is located is participating in the National Flood Insurance Program.
3.5    Notes. The Administrative Agent shall have received a Note executed by the applicable Borrower in favor of each Incremental Lender requesting a Note.
3.6    Recording Expenses.    The Borrowers shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with Section 4.3.
3.7    Approvals. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative satisfactory to the Administrative Agent either

(A) attaching copies of all consents, licenses and approvals required in connection with the Acquisition, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required.
3.8    Insurance. The Administrative Agent shall have received, in form satisfactory to the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Credit Agreement has been obtained and is in full force and effect, including certificates of insurance naming the Collateral Agent, on behalf of the Lenders, as loss payee and as an additional insured, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral.
3.9    Legal Opinion. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders party hereto and each L/C Issuer on the First Amendment Effective Date, the favorable written opinion of Andrews Kurth LLP, special counsel to the Loan Parties, covering such matters relating to the Joinder Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date. The Borrowers hereby request such counsel to deliver such opinions.
3.10    Patriot Act. The Administrative Agent shall have received, at least five (5) Business Days prior to the First Amendment Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act and the Anti-Terrorism Laws.
3.11    Corporate Structure. The Borrowers shall have delivered the necessary supplements to Schedule 5.13 of the Credit Agreement as required by Section 5.13 of the Credit Agreement.
3.12    Consummation of the Acquisition. Substantially simultaneously with the First Amendment Effective Date, the Acquisition will be consummated in accordance with applicable law and the terms of the Delta House PSA in all material respects. The Administrative Agent shall have received full and complete copies of all material documents relating to the Acquisition including an executed copy of the Delta House PSA which shall be in form and substance reasonably satisfactory to the Administrative Agent.
3.13    Financial Information. The Administrative Agent shall have received pro forma projected financial information regarding the Acquisition, and, to the extent available, such historical financial information with respect to Delta House Sub as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent.
3.14    Incremental Lender Deliverables. Each Incremental Lender shall have received each of the documents referred to in Section 2.4 hereof.
3.15    Equity Contribution.    After August 1st and on or prior to the First Amendment Effective Date, the AMID Borrower shall have received at least $80,000,000 in cash proceeds from the issuance or sale of Equity Interests in the form of common units of the Parent, which net cash proceeds are applied, on the First Amendment Effective Date, to finance in part the Acquisition.
3.16    Representations and Warranties; No Default; Pro Forma Compliance. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower Representative certifying that as of the First Amendment Effective Date (A) before and after giving effect to the Acquisition, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (B) no Default or Event of Default exists and is continuing; and (C) the financial covenants contained in Section 7.19 of the Credit Agreement are satisfied on a pro forma basis after giving effect to this Amendment and the Acquisition.
3.17    Fees. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including (A) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement and (B) all upfront fees payable for the account of the Incremental Lenders due and payable under the Fee Letter, dated as of September 18, 2015 (the “Fee Letter”), by and among the Borrowers, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
3.18    Other Documents. The Administrative Agent and the Collateral Agent shall have received such other documents as the Administrative Agent, the Collateral Agent or special counsel to the Administrative Agent or Collateral Agent may reasonably request.
Section 4.    Post-Effectiveness Covenants. Parent and Borrower hereby covenant to satisfy the following within 75 days following the First Amendment Effective Date (or such later time as the Administrative Agent may allow, in its sole discretion):
4.1    Mortgages.    The Collateral Agent shall have received, (i) to the extent necessary in connection with the Incremental Commitments, fully executed and notarized mortgage modifications, in proper form for recording in all appropriate offices in all applicable jurisdictions; and (ii) each Loan Party executing or delivering a mortgage modification pursuant to clause (i) above shall deliver opinions of counsel related thereto, each in scope, form and substance reasonably satisfactory to Collateral Agent.
4.2    Recording Expenses.    The Borrowers shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with Section 5.1.
Section 5.    Miscellaneous.

5.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrowers and Parent hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the First Amendment Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.
5.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrowers or any of their respective officers in connection therewith are "Loan Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
5.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC,
as the AMID Borrower and as the Borrower Representative

By: /s/ Daniel C. Campbell
Daniel C. Campbell, Senior Vice President and Chief Financial Officer

BLACKWATER INVESTMENTS, INC.,
as the Blackwater Borrower

By: /s/ Daniel C. Campbell
Daniel C. Campbell, Executive Vice President

AMERICAN MIDSTREAM PARTNERS, LP,
as Parent

By:	American Midstream GP, LLC, a Delaware limited liability company, its sole general partner

By: /s/ Daniel C. Campbell
Daniel C. Campbell, Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment and Incremental Commitment Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob Osterman
Name:	Jacob Osterman
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

Capital One, NA,
as a Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Antonio Molestina
Name:	Antonio Molestina
Title:	Managing Director

By:	/s/ Raymond Bisscheroux
Name:	Raymond Bisscheroux
Title:	Executive Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

NATIXIS, New York Branch,
as a Lender

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

SunTrust Bank,
as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

Citbank, N.A.,
as a Lender

By:	/s/ Steve Oglesby
Name:	Steve Oglesby
Title:	Managing Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

Santander Bank, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

Barclays Bank, PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

Deutsche Bank AG - New York Branch,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Laureline De Lichana
Name:	Laureline De Lichana
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

Royal Bank of Canada,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page to First Amendment and Incremental Commitment Agreement]

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

[Signature Page to First Amendment and Incremental Commitment Agreement]

Compass Bank,
as a Lender

By:	/s/ Rhianna Disch
Name:	Rhianna Disch
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

CADENCE BANK, N.A.,
as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

[Signature Page to First Amendment and Incremental Commitment Agreement]

Bank Midwest, a division of NBH Bank, N.A.,
as a Lender

By:	/s/ Ben. W. Suh
Name:	Ben W. Suh
Title:	Vice President

[Signature Page to First Amendment and Incremental Commitment Agreement]

Schedule 1
INCREMENTAL COMMITMENTS

Lender	Existing Commitment	Incremental Commitment	Commitment
Bank of America, N.A.	45,250.000.00	$11,250,000.00	$56,500,000.00
Wells Fargo Bank, National Association	45,250.000.00	$7,750,000.00	$53,000,000.00
Capital One, NA	$38,500,000.00	$14,500,000.00	$53,000,000.00
ABN AMRO Capital USA LLC	$30,000,000.00	$23,000,000.00	$53,000,000.00
NATIXIS, New York Branch	—	$53,000,000.00	$53,000,000.00
SunTrust Bank	$38,500,000.00	$14,500,000.00	$53,000,000.00
Citibank, N.A.	$38,500,000.00	$11,500,000.00	$50,000,000.00
Santander Bank, N.A.	$30,000,000.00	$20,000,000.00	$50,000,000.00
BNP Paribas	—	$50,000,000.00	$50,000,000.00
Barclays Bank PLC	$34,000,000.00	$11,000,000.00	$45,000,000.00
Deutsche Bank AG – New York Branch	$34,000,000.00	$8,500,000.00	$42,500,000.00
Royal Bank of Canada	$30,000,000.00	$10,000,000.00	$40,000,000.00
Comerica Bank	$38,500,000.00	—	$38,500,000.00
Compass Bank	$38,500,000.00	—	$38,500,000.00
Cadence Bank, N.A.	$34,000,000.00	—	$34,000,000.00
UBS AG, Stamford Branch	$25,000,000.00	—	$25,000,000.00
Bank Midwest, a division of NBH Bank, N.A.	—	$15,000,000.00	$15,000,000.00
TOTAL	$500,000,000.00	$250,000,000.00	$750,000,000.00

Schedule 1 to First Amendment and Incremental Commitment Agreement

Schedule 2.01
Commitments and Applicable Percentages

Lender	Commitment	Percentage
Bank of America, N.A.	$56,500,000.00	7.533333333%
Wells Fargo Bank, National Association	$53,000,000.00	7.066666666%
Capital One, NA	$53,000,000.00	7.066666666%
ABN AMRO Capital USA LLC	$53,000,000.00	7.066666666%
NATIXIS, New York Branch	$53,000,000.00	7.066666666%
SunTrust Bank	$53,000,000.00	7.066666666%
Citibank, N.A.	$50,000,000.00	6.666666666%
Santander Bank, N.A.	$50,000,000.00	6.666666666%
BNP Paribas	$50,000,000.00	6.666666666%
Barclays Bank PLC	$45,000,000.00	6.000000000%
Deutsche Bank AG – New York Branch	$42,500,000.00	5.666666666%
Royal Bank of Canada	$40,000,000.00	5.333333333%
Comerica Bank	$38,500,000.00	5.133333333%
Compass Bank	$38,500,000.00	5.133333333%
Cadence Bank, N.A.	$34,000,000.00	4.533333333%
UBS AG, Stamford Branch	$25,000,000.00	3.333333333%
Bank Midwest, a division of NBH Bank, N.A.	$15,000,000.00	2.000000000%
Total	$750,000,000.00	100.000000000%

Schedule 2.01 to First Amendment and Incremental Commitment Agreement